Litigation and Legal Proceedings	12 Months Ended
Mar. 31, 2026
Disclosure of Commitments and Contingent Liabilities [Abstract]
Litigation and Legal Proceedings [Text Block]

25. Litigation and Legal Proceedings

The Company filed a civil claim against the prior CEO and Director of the Company in the Province of British Columbia in 2019, and the prior CEO and Director of the Company has filed a response with a counterclaim for wrongful dismissal in the Province of British Columbia. The prior CEO and Director of the Company also filed a similar claim in the state of California in regards to this matter, and this claim has been stayed pending the outcome of the claim in British Columbia. There has not been a resolution on the British Columbia claim or counterclaim, or the California claim as at March 31, 2026.

During April 2023, the Company repossessed 28 EV Stars and 10 EV Star CC's after a lease termination due to non-payment. During May 2023 this customer filed a claim in the state of California against the Company and a subsidiary. As of March 31, 2026 GreenPower entered into a settlement agreement under which GreenPower agreed to transfer four used vehicles to the customer to resolve this dispute. The vehicles were transferred to the customer subsequent to the end of the reporting period and the Company has recorded an accrual for the value of these vehicles.